1 Classification: Internal Use  Fifth Third Bancorp | All Rights Reserved Goldman Sachs U.S. Financial Services Conference Greg D. Carmichael Chairman & Chief Executive Officer December 8, 2020

2 Classification: Internal Use  Fifth Third Bancorp | All Rights Reserved Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission [“SEC”]. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies; and (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

3 Classification: Internal Use  Fifth Third Bancorp | All Rights Reserved Actions taken since the onset of the pandemic are leading to improved outcomes • Direct outreach to over 3 million customers • Maintained 99% of branch network open for business • Early adopter of temporary hardship relief, and early to phase- out • Enacted enhanced customer and employee safety measures • Employees to continue flexible remote work arrangements where feasible • Working closely with commercial clients to support them throughout a challenging environment  3% year-over-year household growth, with growth in every market • Chicago +4% • Southeast footprint +3%  Greenwich 2020 middle market customer experience winner  Overall top quartile among peer banks in a recent retail banking survey1  Top quartile among peer banks in a recent retail banking survey1 focused on how banks are helping customers during COVID-19  Recognized by independent third party as the top performing bank based on our pandemic response for customers, communities, and employees among the 12 largest U.S. retail banks Select Fifth Third actions taken Select outcomes 1from a widely used survey institution

4 Classification: Internal Use  Fifth Third Bancorp | All Rights Reserved (50%) (40%) (30%) (20%) (10%) 0% 10% 20% 30% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Customer trends evolving in the current environment Deposits remain elevated vs. pre-pandemic levels $27 $27 $27 $35 $34 $32 $28 $27 $26 $25 $24 $24 36% 36% 37% 47% 46% 42% 38% 37% 35% 33% 32% 32% 0 5 10 15 20 25 30 35 40 Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Commercial utilization rate Outstanding Commercial revolving lines of credit ($s in billions) Commercial revolver rates below pre-pandemic levels $123 $121 $121 $127 $138 $149 $152 $151 $152 $154 $154 $157 Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Average core deposits ($s in billions) Increased consumer digital channel usage 68% 73% 3Q19 3Q20 2Q19 3Q20 3Q19 3Q20 3Q19 3Q20 % of digital transactions Mobile log-ins Mobile deposit transactions +4% +16% +28%+5% Online log-ins Year-over-year changes Consumer spending trends remain healthy overall Fifth Third total consumer spending data (debit and credit card, excluding recurring payments); Year-over-year change (7 day moving average) Overall consumer spending Furnishings / Apparel / General Merchandise & Trade / Home Improvement Travel & Entertainment / Fuel / Accommodations Utilization rate peaked at 48% in early April

5 Classification: Internal Use  Fifth Third Bancorp | All Rights Reserved Well positioned to generate top quartile returns Continue to take prudent and proactive steps to generate sustainable long-term economic value for shareholders to become a top performing regional bank  Reduced credit risk exposures and built strong reserves  Built long-term protection to mitigate the impact of the low-rate environment  Taking decisive actions to reduce the expense base  Prioritizing and executing upon growth strategies with highest probability of success given the evolving landscape Strategic actions taken: Current priorities: 1. Leverage technology capabilities to accelerate digital transformation 2. Invest to drive organic growth and profitability 3. Expand market share in key geographies 4. Maintain credit, expense, and capital discipline in all aspects of the firm

6 Classification: Internal Use  Fifth Third Bancorp | All Rights Reserved Accelerating our transformation through improved customer digital capabilities World Class Deposit Account Opening Digital CollectionsDigital MessagingDigital Mortgage Application Digitized the account opening process for all core commercial and consumer loan (excl. HE) and transaction deposit products Plan to launch enhanced everyday banking digital capabilities in early 2021, with additional app functionality and early access to funds • Link bank, payroll and tax accounts • Upload and E-sign documents • Receive proactive notifications • Human support when needed • Results: ~75% of app volume now through digital channel; improved NPS and shorter turn-times • Simple, safe, and easy onboarding • Additional products offered in a “shopping cart” approach • Improved consumer & commercial platforms • Results: 30% of new customers bundling additional products • Providing customers flexibility when solving their concerns • “1-click away” customer support • Delivering an AI-enabled conversational digital assistant 24x7 • Results: 30% of messages currently handled exclusively through bot • Meets customer needs by facilitating payments, enabling communications (email and text), and the ability to enroll in hardship assistance programs • Results: lower NCOs and expenses

Investing in our businesses to generate profitable growth

Investing in high growth markets…

- Expanding middle market banking (Southeast markets, Texas, and California)
- Generating top-quartile checking HH growth led by Southeast market expansion
- Piloting 'branch-light' retail banking in Greenville, SC (augmenting existing commercial and wealth offices)
- Retail branch investments in next-gen model (~40% smaller, highly automated, more interactive)



Next-gen design currently in 50 branches

Adding fee-based capabilities…

- Expanding fee-based capabilities to support commercial verticals
- Strengthened CRE platform with comprehensive permanent financing solutions
- Enhanced treasury management capabilities (managed payable & receivables)
- Adding high quality advisors to support growth, including RIA and talent acquisitions
- Rolling out enhanced everyday banking capabilities, with additional app functionality and early access to funds

H2C Hammond Hanlon Camp LLC
Bellwether Enterprise
Coker Capital (a division of Fifth Third Securities Inc.)
Franklin Street Partners

… and leveraging best-in-class tech solutions and FinTech partnerships

- Leveraging FinTech solutions to maximize revenue opportunities
- Adding technology solutions through select acquisitions, partnerships, and home-grown capabilities
- Empowering our workforce to maximize outcomes while reducing friction for customers and employees
- Focused on improving customers' everyday banking experience

Black Knight
Lendeavor
Zelle
workday.
Dade Systems
trust & will
blend
avidxchange
GreenSky
Dobot
Transactis
Fundation
commonbond

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© Fifth Third Bancorp | All Rights Reserved

Optimizing the branch network and investing in high growth markets



- Regional footprint
- Key Southeast MSAs of focus
- FITB markets with a top 3 deposit share
- Out of footprint corporate and middle market banking office (London and Toronto offices not shown)

Branch actions since 2015 have focused on generating smart scale in core markets

Retail banking centers; 12/31/2014 to 3/31/2021E



Pro-forma openings & closings
1,302
(245)
65
Includes 39 net MB openings
16% reduction in branch network
1,122
13
(37)
1,098
12/31/2014
Consolidations
Openings
9/30/2020
Openings
Consolidations
3/31/2021



Expected population growth[1]
Key Southeast MSAs of Focus
US Average
Legacy Midwest



Expected household income growth[1]
Key Southeast MSAs of Focus
US Average
Legacy Midwest

- A **strong retail branch network remains important** in securing customer relationship primacy
- Fifth Third **remains focused on expanding in high growth markets** where a top position is achievable to generate necessary scale benefits
- **Current footprint is well-positioned** (COVID peak-to-current improvement in unemployment is ~3.5% better than U.S. average[2]; top quartile vs. peers[3] on deposit-weighted comparison of Moody's 6-factor z-score)

[1]Expected population growth sourced from ESRI and is for the 2019-2024 period; expected household income sourced from S&P Global Market Intelligence and is for the 2021-2026 period; both measures are deposit weighted by MSA using June 2020 FDIC deposit data, excluding all deposit balances above $250mm at any branch (excluded deposits are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks); legacy midwest includes all MSAs in OH-KY-IN-MI-KY-WV; [2]Data sourced from U.S. BLS; [3]Peers include: HBAN, KEY, MTB, CFG, ZION, PNC, FHN, RF, CMA, & TFC

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© Fifth Third Bancorp | All Rights Reserved

9 Classification: Internal Use  Fifth Third Bancorp | All Rights Reserved Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 10 Peer 9 0% 1% 2% 3% 4% 5% 6% 7% 8% 65% 95% 125% 155% 185% 215% 245% 275% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 10Peer 9 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% -0.60% -0.40% -0.20% 0.00% 0.20% 0.40% 0.60% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 135% 160% 185% 210% 235% 260% 285% 310% 335% 360% 385% 410% 1.65% 1.90% 2.15% 2.40% 2.65% 2.90% Disciplined credit risk management and proactive monitoring Allowance coverage favorable vs. peers1 Proactive real-time monitoring of credit risk exposures Remain disciplined in our CRE portfolio1 • Utilizing purpose-built client specific early warning systems for both public and private companies through a combination of internal portfolio data and third- party data • Alerts sent to relationship teams when credit deterioration is detected • Enhanced reporting capabilities to track accommodation requests prompted by COVID with high levels of granularity, beyond payment deferral data 1Median is the intersect; source: regulatory filings; peers include: HBAN, KEY, MTB, CFG, ZION, PNC, FHN, RF, CMA, & TFC; TFC excluded in “Allowance coverage favorable vs. peers” graph due to M&A impact; 2Excludes impact of PPP for FITB and all peers and includes impact of unamortized discount from the MB loan portfolio for FITB; refer to slide 12 of the 3Q20 earnings presentation for depiction of ACL % to Adjusted ACL % excluding PPP & including unamortized discount from the MB loan portfolio Credit loss performance has significantly improved vs. peers1 3 Q 2 0 N C O r a ti o Change in NCO ratio – 3Q20 vs. 3Q15 3Q20 Adjusted ACL2 3Q20 CRE as a % of total capital 3 Q 2 0 A d ju s te d A C L 2 a s a % o f N P A s 3 Q 2 0 H ig h V o la ti li ty C R E a s a % o f C R E Well-defined concentration limits in place • Quantitatively-developed, robust risk- based concentration limits • Concentration limits ensure responsible growth and allocation of lending capacity by industry sector, geography, and product

10 Classification: Internal Use  Fifth Third Bancorp | All Rights Reserved Remain well-positioned to navigate the uncertain economic environment Well-positioned Balance Sheet Diversified Revenue Mix Proactive focus on maintaining strong returns 1 2 3

11 Classification: Internal Use  Fifth Third Bancorp | All Rights Reserved Appendix

12 Classification: Internal Use  Fifth Third Bancorp | All Rights Reserved 10.1% 9.3% 10.4% 9.9% 10.2% 10.0% 9.8% 9.8% 9.3% 9.5% 9.2% 2.0% 2.2% 1.5% 2.1% 1.6% 1.7% 1.7% 1.9% 1.6% 1.5% 1.7% 2.0% 1.4% 0.6% 0.3% 0.7% 0.6% 14.1% 13.0% 12.6% 12.3% 12.0% 11.8% 11.7% 11.7% 11.6% 11.6% 10.7% FITB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 CET1 ACL AOCI 0.2% 0.1% 0.2% Strong capital and liquidity position As a % of 3Q20 RWA1 Significant loss absorbency relative to peers • Unprecedented levels of short-term liquidity currently ~23x higher than 2019 average • Loan-to-core deposit ratio of 69% (65% ex. PPP) • ~$108 billion of available liquidity sources • $4.4B in Holding Company cash, sufficient to satisfy all fixed obligations in a stressed environment for ~29 months Fed Reserves Unpledged Investment Securities Available FHLB Borrowing Capacity Current Fed Discount Window Availability Total ~$37 ~$27 ~$17 ~$27 ~$108 Liquidity Sources Liquidity position $s in billions; as of 11/30/2020 0.2% Note, data may not foot due to rounding; 1Source: regulatory filings; peers include: HBAN, KEY, MTB, CFG, ZION, PNC, FHN, RF, CMA, & TFC; PNC calculation is pro-forma assuming the BBVA acquisition closes

13 Classification: Internal Use  Fifth Third Bancorp | All Rights Reserved (25%) (20%) (12%) (11%) (10%) (10%) (10%) (10%) (5%) (1%) Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 x 44% 41% 36% 36% 36% 31% 29% 28% 24% 10% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 x Well positioned to mitigate impacts of lower rates Securities portfolio continues to be favorably positioned Annualized 3Q20 cash flows as a % of total securities portfolio1 3Q20 vs. 2Q20 change in portfolio interest income due to changes in yield1 9.9% 9.4% 8.7% 7.2% 6.1% 6.0% 5.2% 4.8% 2.9% 0.9% 0.0% 1.8 4.4 1.1 1.5 3.5 2.5 2.1 Peer 1 Peer 2 Peer 3 Peer 4 x Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 % of NII from CF hedges WA Life remaining on CF hedges 1.4% 1.1% 0.7% 0.5% 0.4% 0.2% 0.1% 0.1% 0.1% 0.0% (0.2%) x Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Significant AOCI position reflects strategic decisions from securities and cash flow hedge portfolios 1Data from S&P Global Market Intelligence and recent 10-Q/K or regulatory filings, securities portfolio cash flows calculated as annualized 3Q20 proceeds from maturities, redemptions, paydowns, and calls of AFS and HTM securities divided by June 30, 2020 securities balances; peers include: KEY, HBAN, CFG, CMA, FHN, RF, ZION, PNC, MTB, & TFC; FHN excluded for securities cash flow and portfolio interest income graph due to M&A impact; 2peers did not disclose weighted-average life of hedge portfolio 3Q20 AOCI as a % of tangible assets1 Pre-tax unrealized securities and hedge gains at 11/30 of ~$3.5 billion 3Q20 composition of NII from cash flow hedges1 2 22 2nd highest WAL among peers who disclose

14 Classification: Internal Use  Fifth Third Bancorp | All Rights Reserved $1,250 $800 $850 $300 $250 $500 $700 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Bank Bancorp Aggressively reducing interest expense given the rate environment Proactively managing deposit costs given the rate environment Interest checking 0.18% Money market Savings Foreign office 3Q15 0.21% 0.05% 0.22% 1.19% Long-term debt and CD maturities present additional opportunities to reduce interest expense for 2021 and beyond Other time IB core deposits 0.14% 0.10% 0.14% 0.04% 0.13% 0.95% 0.06% 0.08% 0.06% 0.03% 0.08% 0.56% 0.06% 3Q20 November 2020 Deposit rates by product IB core deposit rate 0.14%Core deposits 0.09% 0.05% $ in millions; rates disclosed are net of fair value hedges, where applicable @0.49%1 @0.72% @2.25% @0.67%1 @2.88% @3.50% @0.85% @2.60% 1Rate disclosed is blended between two notes maturing within that quarter; 2As of 11/30/20; includes other time and certificates - $100,000 and over 0.77% 0.74% 0.54% 0.35% 0.27% 0.21% 0.16% 0.13% 0.11% 0.09% 0.08% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 • Upcoming long-term debt maturities provide opportunity to further reduce interest expense given rate environment • Upcoming total CD maturity schedule2: • 4Q20: $0.6BN at 0.63% • 1Q21: $1.3BN at 0.78% • 2Q21: $1.9BN at 0.97% • 3Q21: $0.5BN at 0.52% • 4Q21: $0.3BN at 0.63%

15 Classification: Internal Use  Fifth Third Bancorp | All Rights Reserved $18 Minimum wage 60% Women in workforce 27% Persons of color in workforce $63MM Diverse supplier spend $8.75MM Pledged for COVID-19 relief 147,293 Hours of community service (~$3.7M equiv.) 5.4BN in PPP loans 5.2MM Meals provided ESG highlights Environmental Social Governance For more information, our inaugural ESG Report and dedicated ESG pages are available through our investor relations website Committed to generating sustainable value and providing robust reporting, transparency and accountability $8BN Sustainable Financing goal announced 100% Renewable energy achieved (August 2019) A- 2019 CDP Leadership Score 16% Energy consumption since 2014 22% Water consumption since 2014 86% GHG emissions (Scopes 1 & 2) since 2014 33% Board gender diversity Outstanding CRA Rating $35.5BN Community Commitment delivered 2016-2020 156,000 Customer hardship requests executed Winning “W” Company 2020 WOB

16 Classification: Internal Use  Fifth Third Bancorp | All Rights Reserved Commercial loans & leases: 5% 1% 0% Commercial and industrial loans 3% 0% 0% Commercial mortgage 15% 3% 2% Commercial construction 7% 3% 1% Commercial leases 4% 0% 0% Consumer Loans: 8% 4% 3% Residential mortgage loans2 9% 7% 5% Home equity 4% 3% 1% Indirect secured consumer loans 10% 1% 1% Credit card 7% 1% 1% Other consumer loans 4% 1% 1% Total portfolio loans and leases 6% 2% 1% COVID-19 hardship relief summary Payment deferrals 10/31/20 % of Total loans In payment deferral programs1 6/30/20 • ~15% of consumer exits (ex. mortgage) have re-enrolled in additional hardship relief • ~35% of mortgage balances in program represent borrowers making 1 or more payments despite the relief • ~50% of residential mortgages in COVID-19 hardship relief have exited forbearance as of 10/31 • ~92% of consumer loans that received deferrals (ex. mortgage- related) are current3 All percentages shown represent balances rather than accounts 1Includes loans and leases that are still in initial payment relief period (primarily residential mortgage and home equity loans) and loans that have requested additional relief’ 2Excludes loans previously sold to GNMA that the Bancorp had the option to repurchase as a result of forbearance 3For loans still in an active relief period, past due status is based on the borrower's status as of March 1, 2020, as adjusted based on the borrower's compliance with modified loan terms 9/30/20 As of: • <4% of commercial exits have re-enrolled in additional payment relief • Commercial clients representing <$8BN in loan balances have been granted covenant relief • COVID-19 high impact portfolio payment deferral rate less than 2% • ~96% of commercial loans and leases that received deferrals are current3 Commercial: Consumer: